UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

Altabancorp

(Exact name of Registrant as Specified in Its Charter)

Utah	001-37416	87-0622021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street, American Fork, UT	84003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 642-3998

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 1, 2021, Glacier Bancorp, Inc., a Montana corporation (“GBCI”), completed its previously announced merger (the “Merger”) with Altabancorp, a Utah corporation (the “Company”), pursuant to a Plan and Agreement of Merger, dated as of May 18, 2021 (the “Merger Agreement”), by and among the Company, its wholly owned subsidiary, Altabank, a Utah state-chartered bank, GBCI and its wholly owned subsidiary, Glacier Bank, a Montana state-chartered bank. At the effective time of the Merger (the “Effective Time”), the Company merged with and into GBCI, with GBCI as the surviving entity. Immediately following the Merger, Altabank merged with and into Glacier Bank, with Glacier Bank surviving as a wholly owned subsidiary of GBCI.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of Company common stock, par value $0.01 per share (the “Company Common Stock”), outstanding immediately prior to the Effective Time converted into the right to receive 0.7971 shares of common stock, par value $0.01 per share (the “GBCI Common Stock”), of GBCI (the “Merger Consideration”), together with cash in lieu of fractional shares.

Furthermore, in conjunction with the Merger, each outstanding restricted stock unit under the Altabancorp 2020 Equity Incentive Plan, the People’s Utah Bancorp 2014 Incentive Plan, and, if and as applicable, the People’s Utah Bancorp Amended and Restated 2008 Stock Incentive Plan (the “Company Stock Plans”) automatically vested and was settled, and each share of Company Common Stock issued as a result became entitled to receive the Merger Consideration and cash in lieu of fractional shares of Company Common Stock. Outstanding options to purchase shares of Company Common Stock under the Company Stock Plans (the “Company Options”), whether vested or unvested, were automatically canceled at the Effective Time, and the holders of Company Options were paid in cash an amount per share equal to the spread, between (a) the product of the GBCI Average Closing Price (as defined in the Merger Agreement) multiplied by the Merger Consideration (the “Total Consideration Value Per Share”) and (b) the exercise price per share of such Company Option, net of any cash which must be withheld under applicable tax laws.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on May 19, 2021, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 3.01 by reference.

On October 1, 2021, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had closed and requested that trading in Company Common Stock be suspended and the listing of Company Common Stock be withdrawn, in each case prior to the opening of trading on October 1, 2021. The Company also requested that Nasdaq file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing and deregistration of Company Common Stock on Form 25 to effect the delisting of all shares of Company Common Stock from Nasdaq and the deregistration of such Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock will no longer be listed on Nasdaq.

The Company intends to file with the SEC a certification on Form 15 under the Exchange Act suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

At the Effective Time, each holder of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of the Company other than the right to receive merger consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information set forth in Items 2.01, 3.03, and 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

At the Effective Time of the Merger, the Company merged with and into GBCI, with GBCI as the surviving entity and, accordingly, a change in control of the Company occurred.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

At the Effective Time, the Company’s directors and executive officers ceased serving as directors and executive officers of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

At the Effective Time of the Merger, the separate corporate existence of the Company ceased. The articles of incorporation and bylaws of GBCI, as in effect immediately before the completion of the Merger, became the articles of incorporation and bylaws of the surviving corporation without change. Consequently, the certificate of incorporation and bylaws of the Company ceased to be in effect by operation of law upon completion of the Merger. Copies of the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of GBCI are filed as Exhibits 3.1 and 3.2, respectively, of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Plan and Agreement of Merger, dated as of May 18, 2021, by and among Altabancorp, Altabank, Glacier Bancorp, Inc. and Glacier Bank (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Altabancorp on May 19, 2021)*

3.1	Restated Articles of Incorporation of Glacier Bancorp, Inc. (incorporated herein by reference to Exhibit 3.1 of the Registration Statement on Form S-4 filed by Glacier Bancorp, Inc. on July 2, 2021)

3.2	Amended and Restated Bylaws of Glacier Bancorp, Inc. (incorporated herein by reference to Exhibit 3.2 of the Current Report on Form 8-K filed by Glacier Bancorp, Inc. on May 4, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Commission a copy of any omitted exhibits upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABANCORP

Date: October 1, 2021	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer